UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2012

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road Suite E220 Radnor, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the consolidated financial statements of Qlik Technologies Inc. (the “Company”) for the year ended December 31, 2011, management has discovered an accounting error that impacts the accuracy of the Company’s previously issued unaudited 2011 interim consolidated financial statements for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “2011 Interim Consolidated Financial Statements”), which 2011 Interim Consolidated Financial Statements were contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011 and September 30, 2011 (collectively, the “2011 Quarterly Reports”).

Description of Accounting Error — The Company determined that its estimated annual effective income tax rate at the end of each interim period was incorrect in that such estimates did not include the tax effect of a valuation allowance for deferred tax assets expected to be necessary at the end of 2011.

Preliminary Financial Impact — The Company estimates that the aggregate impact of the required adjustments to income tax expense (benefit) will result in increases to the Company’s previously reported net loss for the quarterly periods ended March 31, 2011 and June 30, 2011 of $0.5 million and $0.5 million, respectively, and a decrease to the Company’s previously reported net income for the quarterly period ended September 30, 2011 of $1.1 million. Accordingly, the impact of such adjustments was a reduction in income tax benefit of $1.0 million for the six months ended June 30, 2011 and $2.1 million for the nine months ended September 30, 2011. The adjustments had no impact on the Company’s cash position, nor did they have any effect on the Company’s income (loss) from operations or income (loss) before provision (benefit) for income taxes in the Company’s 2011 Interim Consolidated Financial Statements. The adjustments had no impact on the Company’s consolidated financial statements for periods prior to the quarter ended March 31, 2011. The amounts of these adjustments have not yet been finalized.

Restatement of 2011 Interim Consolidated Financial Statements — On February 14, 2012, the Company’s management, with the concurrence of the audit committee of the Company’s board of directors (the “Audit Committee”), concluded that the 2011 Interim Consolidated Financial Statements should no longer be relied upon. The Company will restate the 2011 Interim Summary Financial Data in its Annual Report on Form 10-K (the “2011 Annual Report”) through expanded disclosure of the selected quarterly financial data describing the restatement and its impact. The Company has not amended and does not intend to amend its previously filed 2011 Quarterly Reports to reflect such restatements. The restatement of the 2011 Interim Consolidated Financial Statements contained in the 2011 Annual Report expected to be filed by February 29, 2012 will contain a more definitive description of the impact of the accounting error contained in the 2011 Interim Consolidated Financial Statements.

Management through its internal control over financial reporting related to accounting for income taxes existing at December 31, 2011 detected the need for such adjustments. Management is still evaluating the operating effectiveness of its newly implemented internal controls over income taxes, but believes at the current time that it has designed and implemented internal controls to prevent or detect material errors in the accounting for income taxes. The Company will provide its final evaluation of disclosure controls and procedures and assessment of internal control over financial reporting in its 2011 Annual Report.

Accordingly, the Company cautions you that certain information contained in the 2011 Quarterly Reports, specifically the 2011 Interim Consolidated Financial Statements and the information derived therefrom, including any earnings releases or other communications relating to the Company’s financial performance during these periods, should no longer be relied upon.

Management and the Audit Committee have discussed the matters described herein with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements

Various statements in this Current Report are forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “will,” “might,” “momentum,” “could,” “seek” and similar words. The Company intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to risks and uncertainties more fully described in the Company’s publicly available filings with the Securities and Exchange Commission (the “SEC”), including those discussed in the sections titled “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which will be filed with the SEC in the first quarter of 2012. Past performance is not necessarily indicative of future results. There can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.

All written and verbal forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The Company cautions investors not to rely too heavily on the forward-looking statements it makes or that are made on the Company’s behalf. The information conveyed in this Current Report is provided only as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ William G. Sorenson
Name: William G. Sorenson
Title: Chief Financial Officer, Secretary and Treasurer

Dated: February 16, 2012